UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 24, 2005
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania (Address of principal executive of offices)	15601-1689 (Zip code)

Registrant's telephone number, including area code:   (724) 837-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Allegheny Energy, Inc. is providing quarterly unaudited financial statements and accompanying notes to the financial statements for the quarter ended March 31, 2005 for Allegheny Energy Supply Company, LLC and West Penn Power Company to their respective lenders and has posted this information on the Allegheny Energy website at www.alleghenyenergy.com.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2005	ALLEGHENY ENERGY, INC. By: /s/ Jeffrey D. Serkes —————————————— Name: Jeffrey D. Serkes Title: Senior Vice President & Chief Financial Officer

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